UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2025

Central Index Key Number of the issuing entity: 0001681906

Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30

(Exact name of issuing entity)

Central Index Key Number of the registrant: 0001547361

Morgan Stanley Capital I Inc.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001548567

CIBC Inc.

(Exact names of sponsors as specified in their charters)

38-4014685
38-4014686
Delaware	333-206582-04	38-7170456
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 6 – Asset-Backed Securities

Item 6.02. Change of Servicer or Trustee.

Effective as of June 24, 2025, Torchlight Loan Services, LLC (“Torchlight”), a Delaware limited liability company, will act as special servicer for the Easton Town Center mortgage loan and each related pari passu and/or subordinate promissory note (collectively, the “Easton Town Center Non-Serviced Loan Combination”), which is serviced under the trust and servicing agreement for the BBCMS 2016-ETC securitization (the “BBCMS 2016-ETC TSA”), replacing Situs Holdings, LLC as special servicer for such non-serviced loan combination. Torchlight was appointed at the direction of Teachers Insurance and Annuity Association of America, the directing holder under the BBCMS 2016-ETC TSA. As special servicer for the Easton Town Center Non-Serviced Loan Combination, Torchlight will be responsible for the servicing and administration of the Easton Town Center Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Easton Town Center Non-Serviced Loan Combination when the Easton Town Center Non-Serviced Loan Combination is not specially serviced. Servicing of the Easton Town Center Non-Serviced Loan Combination will continue to be governed by the BBCMS 2016-ETC TSA.

Torchlight is a Delaware limited liability company and will act as the special servicer under the BBCMS 2016-ETC TSA. Its executive office and principal special servicing office are located at 90 Park Avenue, 20th Floor, New York, New York 10016. Torchlight is wholly owned by Torchlight Investors, LLC, which invests across a broad array of commercial real estate investments, including senior and mezzanine loans, preferred equity, equity and investment grade and non-investment grade CMBS on behalf of institutional investors.

Torchlight has substantial experience in working out loans and has been engaged in servicing CMBS assets since December 2007. Torchlight’s then affiliated predecessor had been engaged in servicing CMBS assets since 1998. In the past twenty-six years, Torchlight has resolved over $11.8 billion of U.S. commercial and multifamily loans.

The table below sets forth information about Torchlight’s portfolio of specially serviced commercial and multifamily mortgage loans as of the dates indicated:

CMBS Pools	As of 12/31/2022	As of 12/31/2023	As of 12/31/2024	As of 3/31/2025
By Approximate Number	17	19	18	23
Named Specially Serviced Portfolio By Approximate Aggregate Unpaid Principal Balance(1)	$6,677,010,984	$18,187,369,702	$9,980,161,249	11,423,237,921
Actively Specially Serviced Portfolio By Approximate Number of Loans(2)	11	41	42	46
Actively Specially Serviced Portfolio By Approximate Aggregate Unpaid Principal Balance(2)	$ 461,535,412	$ 2,555,583,096	$2,756,939,609	$2,935,049,188

(1)       Includes all loans in Torchlight’s portfolio for which Torchlight is the named special servicer, regardless of whether such loans are, as of the specified date, specially serviced loans.

(2)       Includes only those loans in the portfolio that, as of the specified date, are specially serviced loans, including REO loans.

As of March 31, 2025, 21 personnel were involved in the special servicing of commercial real estate assets for Torchlight, of which 4 were dedicated to the special servicing business unit. As of March 31, 2025, Torchlight specially serviced a portfolio that included approximately 46 loans secured by properties throughout the United States, the District of Columbia and Puerto Rico with a then-current face value in excess of $2.94 billion, all of which are commercial or multifamily real estate assets. The portfolio includes commercial real estate mortgage loans secured by the same types of income producing properties as those securing the mortgage loans backing the Certificates. Accordingly, the assets that Torchlight services as well as assets owned by its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the mortgage loans for tenants, purchasers, financing and so forth. Torchlight does not service or manage any assets other than commercial and multifamily real estate assets.

Torchlight has developed policies and procedures for the performance of its special servicing obligations in compliance with applicable servicing criteria set forth in Item 1122 of Regulation AB, including managing delinquent loans and loans subject to the bankruptcy of the borrower. Torchlight has recognized that technology can greatly improve its performance as a special servicer, and Torchlight’s intranet-based infrastructure provides improved controls for compliance with trust/pooling and servicing agreements, loan administration and procedures in workout/resolution. Standardization and automation have been pursued, and continue to be pursued, wherever practicable to provide for improved accuracy, efficiency, transparency, monitoring and controls.

Torchlight utilizes the services of certain contractors to augment its personnel. Such contractors are included in the personnel numbers above. Torchlight does not have any material primary advancing obligations with respect to the CMBS pools as to which it acts as special servicer and accordingly Torchlight does not believe that its financial condition will have any adverse effect on the performance of its duties under the BBCMS 2016-ETC TSA nor any material impact on the mortgage pool performance or the performance of the certificates.

Torchlight will not have primary responsibility for custody services of original documents evidencing the mortgage loans. On occasion, Torchlight may have custody of certain of such documents as necessary for enforcement actions involving the Mortgage Loans or otherwise. To the extent that Torchlight has custody of any such documents, such documents will be maintained in a manner consistent with the servicing standard. There are currently no legal proceedings pending against Torchlight, nor are any known to be contemplated by governmental authorities, that are material to the Certificateholders.

No securitization transaction involving commercial or multifamily mortgage loans in which Torchlight was acting as special servicer has experienced an event of default as a result of any action or inaction performed by Torchlight as special servicer. In addition, there has been no previous disclosure of material non-compliance with servicing criteria by

Torchlight with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which Torchlight was acting as special servicer.

From time to time, Torchlight and its affiliates are parties to lawsuits and other legal proceedings arising in the ordinary course of business. Torchlight does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to serve as special servicer.

Torchlight is not an affiliate of the depositor, the mortgage loan sellers, the issuing entity, the servicer, the trustee, the certificate administrator, the operating advisor, or any originator of the mortgage loans. There are no specific relationships involving or relating to this transaction or the securitized mortgage loans between Torchlight or any of its affiliates, on the one hand, and the depositor or the issuing entity, on the other hand, that currently exist or that existed during the past two years.

Torchlight may enter into one or more arrangements with the controlling class certificateholder or any person with the right to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, Torchlight’s appointment as special servicer under the BBCMS 2016-ETC TSA and any related intercreditor agreement and limitations on such person’s right to replace the special servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Jane Lam
Name: Jane Lam
Title: President

Date: June 24, 2025